EXHIBIT 10.2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENT NO. 5
TO
CREDIT AGREEMENT

This Amendment No. 5, dated as of March 18, 2015 (this “Amendment”) is entered into among SPIRIT AEROSYSTEMS, INC., a Delaware corporation (the “Borrower”); SPIRIT AEROSYSTEMS HOLDINGS, INC., a Delaware corporation (the “Parent Guarantor”); each of the other Guarantors party hereto; Bank of America, N.A., as Administrative Agent; and the Lenders party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent Guarantor and the other Guarantors party thereto, certain of the Lenders and Bank of America, N.A., as Administrative Agent are parties to that certain Credit Agreement dated as of April 18, 2012 (as amended, modified, extended, restated or otherwise supplemented from time to time, including without limitation pursuant to that certain Amendment No. 1 dated as of October 26, 2012, that certain Amendment No. 2 dated as of August 2, 2013, that certain Amendment No. 3 dated as of March 18, 2014 and that certain Amendment No. 4 dated as of June 3, 2014, the “Credit Agreement”);

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the Lenders have agreed to such amendments subject to the terms and conditions set forth herein;

Now, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments

1.1    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Amendment No. 5 Effective Date” means March 18, 2015.

“Notice of Prepayment and/or Reduction/Termination of Commitments” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit 2.05(a) or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.
“Term A Lender” means a Lender with a Term A Loan Commitment or an outstanding Term A Loan, in its capacity as such.
“Term A Loan” means the Loan made pursuant to Section 2.01(b).
“Term A Loan Commitment” means, with respect to each Term A Lender, the commitment of such Lender to make a Term A Loan hereunder on the Amendment No. 5 Effective Date, expressed as an amount representing the maximum principal amount of the Term A Loan to be made by such Lender hereunder, as the same may be reduced from time to time pursuant to the provisions of this Agreement. The amount of each Lender’s Term A Loan Commitment is set forth in Schedule I or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Term A Loan Commitment, as applicable. The aggregate amount of the Lenders’ Term A Loan Commitments as of the Amendment No. 5 Effective Date is $535,000,000.
“Term A Loan Maturity Date” means March 18, 2020.
“Term A Note” has the meaning specified in Section 2.11(a).

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1.2    The following definitions in Section 1.01 of the Credit Agreement are hereby amended as follows:

(a)The definitions of “Advance Percentage”, “Aggregate Borrowing Base Amount”, “Borrowing Base Certificate”, “Customary Permitted Liens”, “Eligible Collateral”, “Eligible Collateral Borrowing Base Amount”, “Eligible Finished Goods Inventory”, “Eligible Intercompany Loans”, “Eligible P&E”, “Eligible Raw Materials Inventory”, “Eligible Real Estate”, “Eligible Receivables”, “Eligible Value”, “Eligible Work-in-Process Inventory”, “Minimum Liquidity”, “Net Book Value”, “Permitted Holders”, “Permitted Sponsor Indebtedness”, “Repricing Transaction”, “Requisite Term B Lenders”, “Suspension Period”, “Term B Lender”, “Term B Loan Commitment” and “Term B Loan Maturity Date” are deleted in their entirety.

(b)The definitions of “Applicable Percentage”, “Class”, “Commitment”, “Interest Payment Date”, “Interest Period”, “Loan”, “Permitted Additional Indebtedness”, “Requisite Lenders”, “Term Loan Commitment” and “Term Loans” are amended by replacing, in each instance, each occurrence of “Term B Loan” with “Term A Loan” in each such definition.

(c)The definition of “Applicable Rate” is amended to read as follows:

“Applicable Rate” means (a) with respect to an Add-On Term Loan, the percentage(s) per annum set forth in the applicable Add-On Term Loan Lender Joinder Agreement and (b) with respect to Revolving Loans, the Term A Loan, Swing Line Loans, Letters of Credit and the Commitment Fee, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.01(b) or (c):

Pricing Tier	Total Leverage Ratio	Commitment Fee	Letter of Credit Fee	Eurodollar Rate Loans	Base Rate Loans

1	> 3.0:1.0	0.45%	2.50%	2.50%	1.50%
2	< 3.0:1.0 but > 2.25:1.0	0.375%	2.25%	2.25%	1.25%
3	< 2.25:1.0 but > 1.75:1.0	0.30%	2.00%	2.00%	1.00%
4	< 1.75:1.0	0.25%	1.75%	1.75%	0.75%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.01(b) or (c); provided, however, the Applicable Rate shall be based on Pricing Tier 4 from the Amendment No. 5 Effective Date until the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.01(b) or (c) for the Fiscal Quarter ending June 30, 2015; provided, further, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Requisite Lenders, Pricing Tier 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.01(b) or (c) whereupon the Applicable Rate shall be adjusted based upon the calculation of the Total Leverage Ratio contained in such Compliance Certificate. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

(d)	The definition of “Change in Control” is amended to read as follows:

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“Change in Control” means

(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rules 13d‑3 and 13d‑5 under the Exchange Act, except that for purposes of this clause such person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of Voting Stock of the Parent Guarantor representing greater than thirty-five percent (35%) of the voting power of the outstanding Voting Stock of the Parent Guarantor,
(b)    during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Parent Guarantor (together with any new directors whose election to such Board of Directors or whose nomination for election was approved by a vote of a majority of the directors of the Parent Guarantor then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the Board of Directors of the Parent Guarantor, or
(c)    at any time, the Parent Guarantor ceases to own one hundred percent (100%) of the Equity Interests of the Borrower.
(e)The definition of “Class” is amended by replacing “Term B Lender” with “Term A Lender” in such definition.

(f)	The definition of “Equity Investors” is amended to read as follows:

“Equity Investors” means, collectively, officers, employees and directors of the Parent Guarantor or any of its Subsidiaries that own Equity Interests of the Parent Guarantor.

(g)The definition of “Eurodollar Base Rate” is amended to read as follows:

“Eurodollar Base Rate” means:
(a)for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b)for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at or about 11:00 a.m., London time, two (2) Business Days prior to such date for Dollar deposits with a term of one (1) month commencing that day;

provided that: (i) to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (ii) if the Eurodollar Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

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(h)The definition of “Final Maturity Date” is amended by replacing “April 18, 2019” with “March 18, 2020”.

(i)The definition of “Loan Notice” is amended to read as follows:

“Loan Notice” means a notice of (a) a Borrowing of Loans, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, in each case pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit 2.02 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
(j)The definition of “Note” is amended by replacing “Term B Notes” with “Term A Notes” in such definition.

(k)The definition of “Responsible Officer” is amended to read as follows:

“Responsible Officer” of any person means (i) any executive officer or Financial Officer of such person and any other officer or similar official thereof with responsibility for the administration of the obligations of such person in respect of this Agreement, (ii) solely for purposes of the delivery of incumbency certificates pursuant to Section 5.01, the secretary or any assistant secretary of a Loan Party and (iii) solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent.

(l)The definition of “Revolving Loan Maturity Date” is amended by replacing “April 18, 2017” with “March 18, 2020”.

(m)The definition of “Swing Line Loan Notice” is amended to read as follows:

“Swing Line Loan Notice” means a notice of a Borrowing of Swing Line Loans pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit 2.04(b) or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
(n)The definition of “Term B Loan” is amended to read as follows:

“Term B Loan” means the term loan made on the Closing Date to the Borrower pursuant to this Agreement. The aggregate outstanding principal amount of the Term B Loan

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immediately prior to the Amendment No. 5 Effective Date and repaid in full on the Amendment No. 5. Effective Date was $534,875,000.00.

1.3     Section 2.01(b) of the Credit Agreement is amended in its entirety to read as follows:

(c)(b)    Term Loan. Subject to the terms and conditions set forth herein, each Term A Lender severally agrees to make its portion of a term loan (the “Term A Loan”) to the Borrower in Dollars on the Amendment No. 5 Effective Date in an amount not to exceed such Lender’s Term A Loan Commitment. Amounts repaid on the Term A Loan may not be reborrowed. The Term A Loan may consist of Base Rate Loans or Eurodollar Rate Loans or a combination thereof, as further provided herein.

1.4    Section 2.01(c)(i) of the Credit Agreement is amended by deleting “after the Suspension Period” from the first sentence of such Section.

1.5    Section 2.01(c)(ii) of the Credit Agreement is amended by (a) deleting “after the Suspension Period” from the first sentence of such Section, (b) adding “and” at the end of clause (A)(VII), (c) replacing “; and” at the end of clause (A)(VIII) with a “.” and (d) deleting clause (A)(IX) thereof.

1.6    Sections 2.01(c)(ii)(A)(VII), 2.01(c)(ii)(A)(VIII), 2.05 and 2.08(a) of the Credit Agreement are amended by replacing each reference to “Term B Loan” in such Section with “Term A Loan”.

1.7    Section 2.02(a) of the Credit Agreement is amended by (a) replacing “which may be given by telephone” in the first sentence thereof with “which may be given by (A) telephone or (B) a Loan Notice”, (b) replacing the third sentence thereof with “Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice.” and (c) replacing “Each Loan Notice (whether telephonic or written)” in the sixth sentence thereof with “Each Loan Notice and each telephonic notice”.

1.8    Section 2.03(h) of the Credit Agreement is amended by deleting “plus, during the Suspension Period, one-half of one percent (0.50%)” from such Section.

1.9    Section 2.04(b) of the Credit Agreement is amended by (a) replacing “which may be given by telephone” in the first sentence thereof with “which may be given by (A) telephone or (B) a Swing Line Loan Notice”, (b) replacing the third sentence thereof with “Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice.” and (c) deleting “telephonic” in the fourth sentence thereto.

1.10    Section 2.05(a)(i) of the Credit Agreement is amended by replacing “upon notice substantially in the form of Exhibit 2.05 (or in form and substance otherwise reasonably acceptable to the Administrative Agent) from the Borrower to the Administrative Agent” in the first sentence thereof with “upon delivery of a Notice of Prepayment and/or Reduction/Termination of Commitments to the Administrative Agent”.

1.11    Section 2.05(a) of the Credit Agreement is amended by deleting clause (iii) in its entirety.

1.12    The first parenthetical in Section 2.05(b)(ii) of the Credit Agreement is amended to read as follows:

(other than (A) the sale or issuance of Equity Interests of the Borrower and (B) [*****]

1.13    Section 2.07(c) of the Credit Agreement is amended in its entirety to read as follows:

(c)    Term A Loan. The Borrower shall repay the outstanding principal amount of the Term A Loan on the last Business Day of each Fiscal Quarter in the amount of $ 6,687,500.00, with the then Outstanding Amount of the Term A Loan due on the Term A Loan Maturity Date (as such installments may hereafter be adjusted as a result of prepayments made

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pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02, Section 9.03 or Section 9.04.

1.14    Section 2.08(a) of the Credit Agreement is amended by deleting “plus, during the Suspension Period, one-half of one percent (0.50%)” from each of clauses (i), (iii) and (v) thereof.

1.15    Section 2.11(a)(iii) of the Credit Agreement is amended to read as follows:

(iii) in the case of the Term A Loan, be in the form of Exhibit 2.11(c) (a “Term A Note”) and

1.16    Article III of the Credit Agreement is amended by adding a new Section 3.08 as follows:

3.08    Withholding Taxes.    For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 5 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans under this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

1.17    Article IV of the Credit Agreement is amended by adding a new Section 4.09 as follows:

4.09    Appointment of Borrower. Each of the Loan Parties hereby appoints the Borrower to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Borrower may execute such documents and provide such authorizations on behalf of such Loan Parties as the Borrower deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, L/C Issuer or a Lender to the Borrower shall be deemed delivered to each Loan Party and (c) the Administrative Agent, L/C Issuer or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Borrower on behalf of each of the Loan Parties.

1.18    Section 5.02 of the Credit Agreement is amended by deleting clause (d) in its entirety.

1.19    Section 7.01 of the Credit Agreement is amended by (a) adding “and” at the end of clause (k), (b) replacing “; and” at the end of clause (l) with a “.” and (c) deleting clause (m) in its entirety.

1.20    The first sentence of Section 7.13 of the Credit Agreement is amended to read as follows:

The Borrower covenants and agrees that the proceeds of the Term A Loan received from the Term A Lenders on the Amendment No. 5 Effective Date will be used solely to repay the Term B Loan as well as fees and expenses payable in connection therewith.

1.21    Section 7.18 of the Credit Agreement is amended by adding the following sentence to the end of such Section:

Notwithstanding the foregoing to the contrary, the endorsement to the Sedgwick, Kansas mortgagee’s policy of title insurance deleting the pre-printed exception for mechanics’ liens shall be issued by the title company and delivered to the Administrative Agent no later than July 15, 2015 (or such later date as may be agreed by the Collateral Agent in its sole discretion).

1.22    Section 8.01(a) of the Credit Agreement is amended by (a) replacing “any Permitted Sponsor Indebtedness” with “[Reserved]” in clause (xii), (b) adding “and” at the end of clause (xix), (c) replacing “; and” at the end of clause (xx) with a “.”, (d) deleting clause (xxi) in its entirety and (e) deleting the final paragraph thereof.

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1.23    Section 8.05 of the Credit Agreement is amended by (a) deleting “and” at the end of clause (xiv), (b) adding “and” at the end of clause (xv) and (c) adding a new clause (xvi) to read as follows:

(xvi)    [*****];

1.24    Section 8.07 of the Credit Agreement is amended by (a) deleting clause (viii) in its entirety, (b) adding “and” at the end of clause (vi) and (c) amending clause (vii) in its entirety to read as follows:

(vii)    so long as no Default or Event of Default then exists and the Borrower and its Subsidiaries shall be in compliance with all Financial Covenants on a Pro Forma Basis after giving effect thereto, the Borrower may pay cash dividends to the Parent Guarantor to enable the Parent Guarantor to repurchase, redeem or otherwise acquire its Equity Interests and/or to declare and pay cash dividends to the holders of its Equity Interests; provided that the aggregate amount of such repurchases, redemptions, acquisitions and dividends pursuant to this clause (vii)) shall not exceed (A) $300,000,000 measured from the Amendment No. 5. Effective Date, plus (B) for each Fiscal Year commencing with the Fiscal Year ending December 31, 2015, a positive amount equal to fifty percent (50%) of cumulative Consolidated Net Income (or, in case such Consolidated Net Income is a deficit, minus one hundred percent (100%) of such deficit) for such Fiscal Year; provided the amount determined pursuant to this clause (B) with respect to each Fiscal Year shall be cumulative in nature by including the amount determined with respect to the Fiscal Year ending December 31, 2015 and each subsequent Fiscal Year then ended at the time of determination, plus (C) an amount equal to one hundred percent (100%) of Net Proceeds from any issuance of Equity Interests by the Parent Guarantor from the Closing Date through the Final Maturity Date.

1.25    Section 8.10(b) of the Credit Agreement is amended by deleting “or under any Permitted Sponsor Indebtedness” in the last line of such Section.

1.26    Section 8.10(c) of the Credit Agreement is amended by (a) deleting “the Term B Loans,” immediately prior to “the Add-On Term Loans” and (b) deleting “or any prepayment of the Term B Loans with the proceeds of the Add-On Term Loans” in the second parenthetical in such Section.

1.27    Section 8.12 of the Credit Agreement is amended by deleting clauses (e) and (f) in such Section in their entirety.

1.28    Section 9.01(c) of the Credit Agreement is amended by deleting the proviso thereto in its entirety.

1.29    Section 9.03 of the Credit Agreement is amended by deleting the proviso thereto in its entirety.

1.30    Section 10.10(b) of the Credit Agreement is amended by (a) replacing the “,” prior to clause (y) with “and” and (b) deleting “and (z) the Term B Loan has been repaid in full”.

1.31    Section 11.01(a) of the Credit Agreement is amended by (a) deleting the first clause (ix) thereof, (b) replacing the “,” immediately prior to clause (iv) in the first proviso thereto with “ and”, (c) deleting clause (v) in the first proviso thereto and (d) deleting the second proviso thereto in its entirety.

1.32    Section 11.16 of the Credit Agreement is amended in its entirety to read as follows:

11.16    Electronic Execution.    The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent

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and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided further without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

1.33    Schedule I to the Credit Agreement (Lenders and Commitments) is amended by replacing such Schedule with Schedule I attached hereto.

1.34    Schedule 1.01(d) to the Credit Agreement (Permitted Holders) is deleted as a Schedule to the Credit Agreement.

1.35    Schedule 11.02 to the Credit Agreement (Certain Addresses for Notices) is amended by replacing such Schedule with Schedule 11.02 attached hereto.

1.36    Exhibit 1.01 to the Credit Agreement (Form of Borrowing Base Certificate) is deleted as an Exhibit to the Credit Agreement.

1.37    Exhibits 2.02, 2.05(a) and 11.06 to the Credit Agreement are amended by replacing each reference to “Term B Loan” in such Exhibit with “Term A Loan”.

1.38    Exhibit 2.11(c) to the Credit Agreement is amended by replacing such Exhibit with Exhibit 2.11(c) attached hereto.

Section 2. Joinder of New Lenders.

2.1    Each bank or other financial institution party hereto that did not have a Commitment and/or Loans under the Credit Agreement prior to the Amendment No. 5 Effective Date (each, a “New Lender”) hereby agrees to provide a Commitment to the Borrower in the amount for such New Lender as set forth on Schedule I attached hereto.

2.2    Each New Lender with a Revolving Commitment shall be deemed to have purchased, without recourse, a risk participation from the L/C Issuer in all Letters of Credit issued by it under the Credit Agreement and the obligations arising thereunder in an amount equal to its Applicable Percentage of the obligations under such Letters of Credit, and shall absolutely, and unconditionally assume, and be obligated to pay to the L/C Issuer and discharge when due as provided in the Credit Agreement, its Applicable Percentage of the obligations arising under such Letters of Credit. Each New Lender with a Revolving Commitment shall be deemed to have purchased, without recourse, a risk participation from the Swing Line Lender in all Swing Line Loans made by it under the Credit Agreement and the obligations arising thereunder in an amount equal to its Applicable Percentage of the obligations under such Swing Line Loans, and shall absolutely and unconditionally assume, and be obligated to pay to the Swing Line Lender and discharge when due as provided in the Credit Agreement, its Applicable Percentage of the obligations arising under such Swing Line Loans.

2.3    Each New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (C) it has received copies of the Credit Agreement and any other Loan Documents requested by it, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and, based on such information, has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (D) it has delivered to the Borrower and/or the Administrative Agent, as applicable, any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly

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completed and executed by such New Lender (including, but not limited to, completion, execution and delivery of applicable Internal Revenue Service tax withholding exemption forms); and (ii) agrees that it will (A) independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (B) perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.4    Each of the Loan Parties, the Lenders (including the New Lenders) and the Administrative Agent agrees that, as of the Amendment No. 5 Effective Date, each New Lender shall (i) be a party to the Credit Agreement, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (iii) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

Section 3. Aggregate Revolving Commitments.

The Loan Parties, the Administrative Agent and the Lenders agree that the Revolving Commitments of each of the Lenders immediately prior to the effectiveness of this Amendment shall be reallocated (and to the extent necessary with respect to each Lender, increased or decreased) among the other Lenders to the extent necessary such that, immediately after the effectiveness of this Amendment in accordance with its terms, the Revolving Commitments of each Lender shall be as set forth on Schedule I attached hereto. In order to effect such reallocations, assignments shall be deemed to be made among the Lenders in such amounts as may be necessary, and with the same force and effect as if such assignments were evidenced by Assignments and Assumptions (but without the payment of any related assignment fee), and no other documents or instruments shall be required to be executed in connection with such assignments (all of which such requirements are hereby waived). Further, to effect the foregoing, each Lender agrees to make cash settlements in respect of any outstanding Loans, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, such that after giving effect to this Amendment, each Lender holds Loans equal to its Applicable Percentage (based on the Revolving Commitments of each Lender as set forth on Schedule I attached hereto).

Section 4. Conditions Precedent to the Effectiveness of this Amendment.

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 5 Effective Date”) by the Administrative Agent:

4.1    Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent, the Requisite Revolving Lenders and the Term A Lenders;

4.2    Legal Opinions. Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Amendment No. 5 Effective Date, and in form and substance reasonably satisfactory to the Administrative Agent;

4.3    No Default or Event of Default. Immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

4.4    No Material Adverse Change. There shall not have occurred a material adverse change since December 31, 2014 in the business, financial condition, affairs or results of operation of the Parent Guarantor and its Subsidiaries, taken as a whole;

4.5    Litigation. There shall not exist any action, suit, investigation or proceeding pending or threatened in any court or before an arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect;

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4.6    Organizational Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(a)    copies of the Organizational Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Amendment No. 5 Effective Date, unless a secretary or assistant secretary of such Loan Party certifies to the Administrative Agent and the Lenders that there has been no change in such Organizational Documents from the copies thereof (certified to be true and complete by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization) previously delivered to the Administrative Agent in connection with the closing of the Credit Agreement or prior amendments;
(b)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of authorized officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each authorized officer thereof authorized to act as an authorized officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and
(c)    evidence that each Loan Party is organized or formed and is validly existing, qualified to engage in business in its state of organization or formation and, in jurisdictions where such certifications may be obtained, in good standing.
4.7    Real Property Collateral. Receipt by the Administrative Agent the following items with respect to each respective Mortgaged Property, as necessary, in each case in form and substance reasonably acceptable to the Administrative Agent:

(i)    a fully executed and notarized amendment to each existing Mortgage encumbering real property located in the State of Oklahoma, in form and substance reasonably satisfactory to the Administrative Agent, with all filing and recording fees and taxes in connection with such amendment duly paid; and

(ii)    endorsements to existing ALTA mortgagee title insurance policies, issued by a title insurance company reasonably acceptable to the Administrative Agent, with respect to each existing Mortgage encumbering real property in the State of Oklahoma for which an amendment is delivered pursuant to subsection (i) above, re-dating the respective mortgagee title insurance policy to the date of recording of each respective Mortgage amendment, and showing no new exceptions to title other than Permitted Liens, taxes not yet delinquent and any other matters reasonably acceptable to the Administrative Agent.

4.8    Term B Loan. Receipt by the Administrative Agent of reasonably satisfactory evidence of the repayment of the Term B Loan with proceeds from the Term A Loan and available cash on hand.

4.9    Exiting Lender Consent. Receipt by the Administrative Agent of a letter agreement signed by each lender immediately prior to the Amendment No. 5 Effective Date who will not have Commitments and/or Loans under the Credit Agreement after giving effect to this Amendment on the Amendment No. 5 Effective Date.

4.10    Fees and Expenses. The Borrower shall have paid the fees set forth in that certain letter agreement dated as of February 26, 2015 (the “Amendment Fee Letter”) and all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Amendment No. 5 Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

Section 5. Representations and Warranties

On and as of the Amendment No. 5 Effective Date, after giving effect to this Amendment, the Loan Parties hereby represent and warrant to the Administrative Agent and each Lender as follows:

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5.1    this Amendment has been duly authorized, executed and delivered by each Loan Party and, assuming the due execution and delivery of this Amendment by each of the other parties hereto, constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally;

5.2    each of the representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document is true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date);

5.3    no Default or Event of Default has occurred and is continuing; and

5.4    after giving effect to this Amendment, neither the modification of the Credit Agreement affected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 6. Fees and Expenses

The Borrower agrees to pay promptly (and in any event on the Amendment No. 5 Effective Date) after presentation of an invoice therefor all reasonable and documented out-of-pocket fees and expenses of the Joint Lead Arrangers (including the reasonable and documented fees and out-of-pocket expenses of Moore & Van Allen, PLLC) in connection with the preparation, negotiation, execution and delivery of this Amendment.

Section 7. Reference to the Effect on the Loan Documents

7.1    As of the Amendment No. 5 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof’ and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 5 Effective Date;

7.2    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed;

7.3    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, Lead Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein; and

7.4    This Amendment is a Loan Document.

Section 8. Execution in Counterparts

This Amendment may be executed by the parties hereto in several counterparts (including by facsimile or other electronic imaging means (e.g., “.pdf” or “.tif”), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Section 9. Governing Law

THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Headings

The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Section 11. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 12. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14. Cross-References

References in this Amendment to any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Amendment.

Section 15. Affirmations

15.1    Each Loan Party signatory hereto hereby (a) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned and (b) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, in each case, as modified by this Amendment.

15.2    Each Loan Party signatory hereto hereby reaffirms, as of the Amendment No. 5 Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby, and (b) its guarantee of payment of the Obligations pursuant to the Guaranty and the Lien on the Collateral securing payment of the Obligations pursuant to the Security Documents.

15.3    Each Loan Party signatory hereto hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Amendment No. 5 Effective Date), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date).

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

15.4    Each Loan Party signatory hereto hereby acknowledges and agrees that the acceptance by the Administrative Agent and each Lender shall not be construed in any manner to establish any course of dealing on the Administrative Agent’s or Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

15.5    Each Loan Party signatory hereto hereby represents and warrants that, immediately after giving effect to this Amendment, each Loan Document, in each case as modified by this Amendment (where applicable), to which it is a party, assuming the due execution and delivery of such Loan Document as modified (where applicable) by each of the other parties thereto, continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

[SIGNATURE PAGES FOLLOW]

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

SPIRIT AEROSYSTEMS, INC.

By:    /s/ Stacy Hall
Name:    Stacy Hall
Title:    Treasurer

SPIRIT AEROSYSTEMS HOLDINGS, INC.

By:    /s/ Stacy Hall
Name:    Stacy Hall
Title:    Treasurer

SPIRIT AEROSYSTEMS INTERNATIONAL HOLDINGS, INC.

By:    /s/ Mark Suchinski
Name:    Mark Suchinski
Title:    President

SPIRIT AEROSYSTEMS FINANCE, INC.

By:    /s/ Mark Suchinski
Name:    Mark Suchinski
Title:    President

SPIRIT AEROSYSTEMS INVESTCO, LLC

By:    /s/ Mark Suchinski
Name:    Mark Suchinski
Title:    Operating Manager

SPIRIT AEROSYSTEMS North Carolina, Inc.

By:    /s/ Mark Suchinski
Name:    Mark Suchinski
Title:    President

SPIRIT AEROSYSTEMS OPERATIONS INTERNATIONAL, INC.

By:    /s/ Mark Suchinski
Name:    Mark Suchinski
Title:    President

SPIRIT DEFENSE, INC.

By:    /s/ Mark Suchinski
Name:    Mark Suchinski
Title:    President

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Bank of America, N.A.,
as Administrative Agent and Collateral Agent

By:    /s/ Kevin L. Ahart
Name:    Kevin L. Ahart
Title:    Vice President

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Kenneth J. Beck
Name:    Kenneth J. Beck
Title:    Director

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

THE BANK OF NOVA SCOTIA,
as a Lender

By:    /s/ Mauricio Saishio
Name:    Mauricio Saishio
Title:    Director

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

CITIBANK, N.A.,

By:    /s/ Gurbani Singh
Name:    Gurbani Singh
Title:    Vice President

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

MORGAN STANLEY BANK, N.A.

By:    /s/ Michael King
Name:    Michael King
Title:    Authorized Signatory

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

ROYAL BANK OF CANADA

By:    /s/ Sinan Tarlan
Name:    Sinan Tarlan
Title:    Authorized Signatory

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

THE ROYAL BANK OF SCOTLAND PLC

By:    /s/ L. Peter Yetman
Name:    L. Peter Yetman
Title:    Director

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:    /s/ Thomas J. Sterr
Name:    Thomas J. Sterr
Title:    Authorized Signatory

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

COMPASS BANK

By:    /s/ Michael Dixon
Name:    Michael Dixon
Title:    Senior Vice President

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Tim Landro
Name:    Tim Landro
Title:    Vice President

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

WELLS FARGO BANK, N.A.

By:    /s/ Reginald M. Goldsmith III
Name:    Reginald M. Goldsmith III
Title:    Managing Director

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

THE BANK OF NEW YORK MELLON

By:    /s/ John T. Smathers
Name:    John T. Smathers
Title:    First Vice President

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

BRANCH BANKING AND TRUST COMPANY

By:    /s/ John K. Perez
Name:    John K. Perez
Title:    Senior Vice President

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

FIFTH THIRD BANK

By:    /s/ Mark Stapleton
Name:    Mark Stapleton
Title:    Vice President

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

THE NORTHERN TRUST COMPANY

By:    /s/ James Shanel
Name:    James Shanel
Title:    Vice President

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:    /s/ Nupur Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/ Karim Rahimtoola
Name:    Karim Rahimtoola
Title:    Authorized Signatory

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SUMITOMO MITSUI BANKING CORPORATION

By:    /s/ Shuji Yabe
Name:    Shuji Yabe
Title:    Managing Director

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

COMERICA BANK

By:    /s/ Heather Kowalski
Name:    Heather Kowalski
Title:    Vice President

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

INTRUST BANK, N.A.

By:    /s/ Roger G. Eastwood
Name:    Roger G. Eastwood
Title:    Division Director

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

PNC BANK, NATIONAL ASSOCIATION

By:    /s/ David Bentzinger
Name:    David Bentzinger
Title:    Senior Vice President

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SUNTRUST BANK

By:    /s/ Lisa Garling
Name:    Lisa Garling
Title:    Director

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

MIZUHO BANK, LTD.

By:    /s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Authorized Signatory

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Schedule I

Lenders and Commitments

Lender	Revolving Commitments	Applicable Percentage of Revolving Commitments	Term A Loan Commitment	Applicable Percentage of Term A Loan Commitment
Bank of America, N.A.	$60,000,000.00	9.230769231%	$100,000,000.00	18.691588785%
The Bank of Nova Scotia	$53,000,000.00	8.153846154%	$43,000,000.00	8.037383178%
Citibank, N.A.	$53,000,000.00	8.153846154%	$43,000,000.00	8.037383178%
Morgan Stanley Bank, N.A.	$53,000,000.00	8.153846154%	$43,000,000.00	8.037383178%
Royal Bank of Canada	$53,000,000.00	8.153846154%	$43,000,000.00	8.037383178%
The Royal Bank of Scotland plc	$53,000,000.00	8.153846154%	$0	0.000000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$40,000,000.00	6.153846154%	$32,000,000.00	5.981308412%
Compass Bank	$40,000,000.00	6.153846154%	$32,000,000.00	5.981308412%
U.S. Bank National Association	$40,000,000.00	6.153846154%	$32,000,000.00	5.981308412%
Wells Fargo Bank, N.A.	$40,000,000.00	6.153846154%	$32,000,000.00	5.981308412%
The Bank of New York Mellon	$20,000,000.00	3.076923077%	$14,000,000.00	2.616822429%
Branch Banking and Trust Company	$20,000,000.00	3.076923077%	$14,000,000.00	2.616822429%
Fifth Third Bank, an Ohio banking corporation	$20,000,000.00	3.076923077%	$14,000,000.00	2.616822429%
The Northern Trust Company	$20,000,000.00	3.076923077%	$14,000,000.00	2.616822429%
Sumitomo Mitsui Banking Corporation	$20,000,000.00	3.076923077%	$14,000,000.00	2.616822429%
Comerica Bank	$20,000,000.00	3.076923077%	$10,000,000.00	1.869158879%
INTRUST Bank, N.A.	$20,000,000.00	3.076923077%	$5,000,000.00	0.934579439%
Mizuho Bank	$0	0.000000000%	$25,000,000.00	4.672897196%
PNC Bank, National Association	$5,000,000.00	0.769230768%	$12,500,000.00	2.336448598%
SunTrust Bank	$5,000,000.00	0.769230768%	$12,500,000.00	2.336448598%
Credit Suisse AG, Cayman Islands Branch	$15,000,000.00	2.307692308%	$0	0.000000000%
TOTAL:	$650,000,000.00	100.000000000%	$535,000,000.00	100.000000000%

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Schedule 11.02

Certain Addresses for Notices

1.    Loan Parties
Borrower and Guarantors:

Spirit AeroSystems, Inc.
3801 South Oliver Street
Wichita, Kansas 67210
Attention:  Stacy Hall, Treasurer
Telephone: 316-526-4016
Telecopier: 316-529-7950
Electronic Mail:  stacy.m.hall@spiritaero.com

with copies (which shall not constitute notice) to:

Spirit AeroSystems, Inc.
3801 South Oliver Street
Wichita, Kansas 67210
Attention: General Counsel
Telephone: 316-523-0655
Telecopier:  316-523-8814
Electronic Mail: joseph.t.boyle@spiritaero.com

and

Kaye Scholer LLP
250 West 55th Street
New York, New York 10019
Attention:  Mark Kingsley, Esq.
Telephone:  212-836-7092
Telecopier:  212-836-8689
Electronic Mail:  mkingsley@kayescholer.com

and

Kaye Scholer LLP
250 West 55th Street
New York, New York 10019
Attention:  Sheryl Gittlitz, Esq.
Telephone:  212-836-8119
Telecopier:  212-836-6619
Electronic Mail:  sgittlitz@kayescholer.com

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

2.    Administrative Agent

For payments and Requests for Credit Extensions:

Bank of America, N.A.
101 North Tryon Street
Mail Code: NC1-001-05-46
Charlotte, NC 28255
Attention: David Cochran
Telephone:  980-386-8201
Telecopier:  704-719-5440
Electronic Mail: david.a.cochran@baml.com

Account Information (for U.S. Dollars):

Bank of America, N.A.
New York, New York
ABA #: 026009593
Acct.#: 1366212250600
Account Name: Corporate Credit Services
Ref: Spirit Aerosystems, Inc.

For all other Notices (Financial Statements, Compliance Certificates):

Bank of America, N.A.
Agency Management
1455 Market Street
Mail Code: CA5-701-05-19
San Francisco, CA 94103
Attention: Kevin Ahart
Telephone: 415-436-2750
Telecopier: 415-503-5000
Electronic Mail: kevin.ahart@baml.com

3.    L/C Issuer:

Bank of America, N.A.
Standby Letters of Credit Department
1000 West Temple Street
Mail Code: CA9-705-07-05
Los Angeles, CA 90012-1514
Attention: Stella Rosales
Telephone: 213-417-9484
Telecopier: 213-457-8841
Electronic Mail: stella.rosales@baml.com

4.    Swing Line Lender:

Bank of America, N.A.
101 North Tryon Street
Mail Code: NC1-001-05-46
Charlotte, NC 28255

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Attention: David Cochran
Telephone:  980-386-8201
Telecopier:  704-719-5440
Electronic Mail: david.a.cochran@baml.com

Account Information (for U.S. Dollars):

Bank of America, N.A.
New York, New York
ABA #: 026009593
Acct.#: 1366212250600
Account Name: Corporate Credit Services
Ref: Spirit Aerosystems, Inc.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit 2.11(c)

[Form of] Term A Note

FOR VALUE RECEIVED, Spirit AeroSystems, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Term A Loan made by the Lender to the Borrower under that certain Credit Agreement, dated as of April 18, 2012 (as amended, restated, extended, supplemented, increased or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, the Parent Guarantor and the other Guarantors identified therein, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
The Borrower promises to pay interest on the unpaid principal amount of the Term A Loan from the Amendment No. 5. Effective Date until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the Default Rate set forth in the Credit Agreement.
This Term A Note is one of the Term A Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term A Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term A Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Term A Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term A Note and endorse thereon the date, amount and maturity of its Term A Loan and payments with respect thereto.
The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term A Note.
This TERM A NOTE and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this TERM A NOTE and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of NEW yORK.
[Signature on Following Page]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

IN WITNESS WHEREOF, the Borrower has caused this Term A Note to be duly executed by its duly authorized officer as of the day and year first above written.

SPIRIT AEROSYSTEMS, INC.,
a Delaware corporation

By:
Name:
Title: